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         SECURITIES AND EXCHANGE COMMISSION
         Washington, D.C.   20549

         FORM 8-K

         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)           September 15, 1998

         POWERTEL USA, INC.
         (Exact name of registrant as specified in its charter)

         Delaware                      0-14873                84-0897771
---------------------------         ------------           -----------------
(State or other jurisdiction         (Commission            (I.R.S. Employer
 of incorporation)                   File Number)           Identification No.)

         321 W. Lake Lansing Road, Asher Court, Suite 100, E. Lansing, MI 48823
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              (Address of principal executive offices -- Zip Code)

Registrant's telephone number, including area code (517) 333-5277



(Former name or former address, if changed since last report)





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POWERTEL, USA, INC.

INDEX

Item Number and Caption Page Number
-----------------------------------

Item 3.  Bankruptcy or Receivership

Item 6.  Resignation of Registrant's Directors.

On Tuesday, September 15, 1998, the United States Bankruptcy Court for the District of Nevada, Reno Division, Case No. BK-97-30265-BMG, entered an Order approving PowerTel USA, Inc.'s Plan of Reorganization.

Pursuant to the Plan, Director H. Lawrence Herth resigned as Director and Secretary, effective September 15, 1998. Also pursuant to the Plan, Jeffrey L. Hartman, a former Director from Reno, Nevada, accepted the board seat vacated by Mr. Herth, effective at the same time.

The current Directors are Richard A. Cascarilla, Michael R. Kassouff and Jeffrey
L. Hartman. The Company currently has 16,092,058 shares issued and outstanding.

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                  EXHIBITS

(1)      Summary of Proposed Plan of Reorganization (from the Disclosure
         Statement)

(2)      First Amended Plan of Reorganization as Confirmed

(3)      Monthly Operating Report, August, 1998

(4)      Order Confirming Plan of Reorganization




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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   POWERTEL USA, INC.

Date:  September 30, 1998                     /s/ Michael R. Kassouff
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                                               Michael R. Kassouff, Director


Date:  September 30, 1998                     /s/ Richard A. Cascarilla
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                                               Richard A. Cascarilla, Director


Date:  September 30, 1998                     /s/ Jeffrey L. Hartman
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                                                Jeffrey L. Hartman, Director